UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	April 23, 2010

TierOne Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 “N” Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-0521

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Resignation of Independent Auditors

On April 23, 2010, TierOne Corporation  (the “Company”) was advised orally by KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, that KPMG was resigning from its position as the independent auditors of the Company and of the TierOne Bank Savings Plan, effective immediately.  The oral resignation was subsequently confirmed in writing.  A copy of the letters of resignation are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2.

Prior to April 23, 2010, KPMG had not previously advised management or the Company’s Audit Committee of its intention to resign its engagement as the Company’s independent registered public accounting firm.  The resignation was not sought or recommended by the Company’s Audit Committee.  The Audit Committee is in the process of commencing an immediate search for a new independent accountant.

It is the Company’s understanding that KPMG has resigned as a culmination of factors related to an examination by the Office of Thrift Supervision (OTS), TierOne Bank’s primary regulator, which required the Company to reevaluate its loan loss provisions for the quarter ended June 30, 2009.  Specifically, on April 25, 2010, KPMG orally advised the Company (through the Company’s Audit Committee) that KPMG requested on multiple occasions, and did not timely receive, a document estimating potential additional needs for specific reserves (the “document”), which was provided to the OTS and referenced in an OTS examination report, and that the Company allegedly asserted to the OTS, after the OTS had requested an additional copy of it, that the document had been destroyed.  KPMG further indicated that the document, and management’s alleged actions related to it, lead KPMG to conclude that it is no longer able to rely on management’s representations.

Contrary to KPMG’s position, the Company had previously provided the document to KPMG.  Moreover, the document was provided electronically to the OTS and was not destroyed by the Company.  The Company also notes that at no point did KPMG inform the Company’s Audit Committee of the failure to receive the document, and that as recently as April 19, 2010, KPMG had affirmed (without absolute assurance ) that it believed it could be in a position to issue its audit opinion in time for the Company to file its Annual Report on Form 10-K for the year ended December 31, 2009, amended Form 10-Q for the quarter ended June 30, 2009 and Form 10-Q for the quarter ended September 30, 2009 by April 30, 2010.

Reportable Events and Disagreements with the Independent Auditors

The report of KPMG on the financial statements of the Company for the fiscal year ended December 31, 2008 contained no adverse opinions or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles (KPMG did not issue a report for the fiscal year ended December 31, 2009).  For the fiscal years ended December 31, 2008 and December 31, 2009 and through the date of this report, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements for such fiscal years.  Nor, except to the extent described below in this Form 8-K, were there any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the fiscal years ended December 31, 2008 and December 31, 2009 and through the date of this report.  In connection with KPMG’s resignation, KPMG advised the Company orally that it had concluded that it is no longer able to rely on management’s representations and that it was withdrawing its audit opinion relating to the Company’s financial statements at and for the year ended December 31, 2008 contained in the Annual Report on Form 10-K filed by the Company on March 13, 2009 (the “2008 Form 10-K”) because such financial statements contain material misstatements related to certain out of period adjustments for loan loss reserves; and that it was withdrawing its internal control assessment relating to the Company’s financial statements at and for the year ended December 31, 2008 contained in the 2008 Form 10-K due to a material weakness in internal control over financial reporting related to the material misstatements.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Previous Reports on Financial Statements Disagreements with the Auditors

KPMG has advised the Company and the Company’s Audit Committee orally that (1) it has withdrawn its audit opinion relating to the Company’s financial statements at and for the year ended December 31, 2008 contained in the 2008 Form 10-K because such financial statements contain material misstatements related to certain out of period adjustments for loan loss reserves; and (2) that it has withdrawn its internal control assessment relating to the Company’s financial statements at and for the year ended December 31, 2008 contained in the 2008 Form 10-K due to a material weakness in internal control over financial reporting related to the material misstatements.  As a result, KPMG has advised the Company and the Company’s Audit Committee orally that these financial statements should no longer be relied upon.  In addition, KPMG has advised the Company orally that the financial statements as of and for the three-month period ended March 31, 2009 contained in the Quarterly Report on Form 10-Q filed by the Company on May 8, 2009 should no longer be relied upon and that KPMG was withdrawing its review of such financial statements.  As previously reported by the Company, the Audit Committee of the Company determined that the financial statements as of and for the three-month and six-month periods ended June 30, 2009 contained in the Quarterly Report on Form 10-Q filed by the Company on August 10, 2009 should not be relied upon.

Other Information

The Company is currently delinquent in the filing of its Form 10-Q for the fiscal quarter ended September 30, 2009 and its Form 10-K for the fiscal year ended December 31, 2009.  As previously reported by the Company, these delinquencies have been caused by the Company’s need to reevaluate its loan loss provisions for the quarter ended June 30, 2009, in response to an examination by the OTS.

The Company has provided KPMG a copy of this Form 8-K and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in both Item 4.01 and this Item 4.02 of this Form 8-K, and, if not, stating the respects in which it does not agree. The Company has requested that KPMG provide such letter as soon as possible, so that the Company can file such letter as an Exhibit to this Current Report on an amended Form 8-K within the time period prescribed by the Securities and Exchange Commission.

The Company’s Audit Committee has discussed the matters disclosed above with KPMG.

On April 25, 2010, the Company issued a press release reporting the matters disclosed above.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

99.1	Letter from KPMG LLP to TierOne Corporation, dated April 23, 2010.

99.2	Letter from KPMG LLP to TierOne Bank Savings Plan, dated April 23, 2010.

99.3	Press Release of TierOne Corporation, dated April 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION

Date: April 29, 2010	By:	/s/ James A. Laphen
James A. Laphen
President

-Signature Page-

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number               Description

99.1                      Letter from KPMG LLP to TierOne Corporation, dated April 23, 2010.

99.2                      Letter from KPMG LLP to TierOne Bank Savings Plan, dated April 23, 2010.

99.3                      Press Release of TierOne Corporation, dated April 25, 2010.